WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                               SEPTEMBER 30, 2000
                                   (UNAUDITED)

                              WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                               SEPTEMBER 30, 2000
                                   (UNAUDITED)

                                    CONTENTS

Statement of Assets, Liabilities and Members' Capital - Net Assets.........    1
Statement of Operations....................................................    2
Statement of Changes in Members' Capital - Net Assets......................    3
Statement of Cash Flows....................................................    4
Notes to Financial Statements..............................................    5

WHISTLER FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND
MEMBERS' CAPITAL - NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------
                                                     September 30, 2000
ASSETS                                                   (Unaudited)

Cash and cash equivalents                                  $ 3,040
Investments in investment funds,
  at fair value (identified cost - $47,008)                 54,635
Receivable for investments sold                                193
Interest receivable                                             15
Other assets                                                     8
                                                           -------

       TOTAL ASSETS                                         57,891
                                                           -------

LIABILITIES

Administration fee payable                                      47
Due to affiliate                                                 1
Accrued expenses                                               185
                                                           -------

       TOTAL LIABILITIES                                       233
                                                           -------

             NET ASSETS                                    $57,658
                                                           =======

MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions - net                                $51,213
Accumulated net investment loss                               (922)
Accumulated net realized loss on investments                  (260)
Accumulated net unrealized appreciation                      7,627
                                                           -------

       MEMBERS' CAPITAL - NET ASSETS                       $57,658
                                                           =======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2000
                                                                  (UNAUDITED)
INVESTMENT INCOME

    Interest                                                         $   82
                                                                     ------

EXPENSES
    OPERATING EXPENSES:
       Administration fee                                               261
       Professional fees                                                103
       Accounting and investor services fee                              49
       Board of Managers' fees and expenses                              16
       Insurance expense                                                 11
       Custodian fees                                                     4
       Miscellaneous                                                      5
                                                                     ------
          TOTAL OPERATING EXPENSES                                      449
                                                                     ------
          NET INVESTMENT LOSS                                          (367)
                                                                     ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

    NET REALIZED LOSS ON INVESTMENTS                                   (268)
    NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS              3,725
                                                                     ------
          NET REALIZED AND UNREALIZED GAIN                            3,457
                                                                     ------
          INCREASE IN MEMBERS' CAPITAL DERIVED FROM
            INVESTMENT ACTIVITIES                                    $3,090
                                                                     ======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED           PERIOD OCTOBER 4, 1999
                                                              SEPTEMBER 30, 2000       (COMMENCEMENT OF OPERATIONS)
                                                                 (UNAUDITED)               TO MARCH 31, 2000
FROM INVESTMENT ACTIVITIES

    Net investment loss                                            $  (367)                     $  (555)
    Net realized gain (loss) on investments                           (268)                           8
    Net change in unrealized appreciation on
       investments                                                   3,725                        3,902
                                                                   -------                      -------
       INCREASE IN MEMBERS' CAPITAL
       DERIVED FROM INVESTMENT ACTIVITIES                            3,090                        3,355

MEMBERS' CAPITAL TRANSACTIONS
    Capital contributions                                           11,650                       40,007
    Capital withdrawals                                               (167)                        (177)
    Syndication costs                                                   --                         (100)
                                                                   -------                      -------
       INCREASE IN MEMBERS' CAPITAL
       DERIVED FROM CAPITAL TRANSACTIONS                            11,483                       39,730

       MEMBERS' CAPITAL AT BEGINNING OF PERIOD                      43,085                           --
                                                                   -------                      -------

       MEMBERS' CAPITAL AT END OF PERIOD                           $57,658                      $43,085
                                                                   =======                      =======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF CASH FLOWS (IN THOUSANDS)
--------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2000
                                                                     (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
    Increase in members' capital derived from
       investment activities                                        $  3,090
    Adjustments to reconcile net increase in members'
       capital derived from investment activities
       to net cash used in operating activities:
          Increase in investments in investment funds at
             fair value                                              (14,275)
          Increase in interest receivable                                 (1)
          Increase in receivables for investments sold                  (193)
          Increase in other assets                                        (2)
          Decrease in accrued expenses                                    (1)
          Increase in management fee payable                              10
                                                                    --------
             NET CASH USED IN OPERATING ACTIVITIES                   (11,372)

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital contributions                                              8,304
    Capital withdrawals                                                 (167)
                                                                    --------
             NET CASH PROVIDED BY FINANCING ACTIVITIES                 8,137

             NET CHANGE IN CASH                                       (3,235)
                Cash at beginning of period                            6,275
                                                                    --------
                Cash at end of period                               $  3,040
                                                                    ========

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

     1.  ORGANIZATION

         Whistler Fund, L.L.C. (the "Company") is a newly organized Delaware limited liability company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Company seeks to achieve capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. It pursues the objective through investment strategies which have a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

         CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment advisor of the Company.
         CIBC World Markets Corp. ("CIBC WM"), the managing member of the Adviser, will rely on its Hedge Fund Due Diligence Committee to oversee the Adviser's investment decision making on behalf of the Company.

         Generally, initial and additional subscriptions for interests by eligible investors may be accepted as of the first day of each calendar quarter. The Company reserves the right to reject any subscriptions for interests in the Company. The Adviser, from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase interests or portions thereof from members other than the Adviser in its capacity as the Special Advisory Member pursuant to written tenders by members on such terms and conditions as it may determine.

     2.  SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

         Investments in investment funds ("investee companies") are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums. The Company values these investments at fair value based on financial data supplied by the investee companies. Substantially all of the underlying investments of the investee companies are comprised of readily marketable securities.

         Cash equivalents consist of monies invested in money market funds and are accounted for at cost.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         A. PORTFOLIO VALUATION

         The net asset value of the Company is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

         The Company's investments in investment funds are carried at fair value as determined by the Company's pro-rata interest in the net assets of each investment fund. All valuations utilize financial information supplied by each investment fund and are net of management and performance incentive fees or allocations payable to the investment funds' managers as required by the investment funds' agreements. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the investment fund as a return of capital.

         B.  FUND EXPENSES

         The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers and members.

         C. INCOME TAXES

         No provision for the payment of Federal, state or local income taxes has been provided on the profits of the Company. Each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         CIBC WM provides certain administrative and investor services to the Company, including, among other things, providing office space and other support services. In consideration for such services, the Company will pay CIBC WM a monthly administration fee at a monthly rate of .08333% (1% on an annualized basis) of the Company's net assets. CIBC WM will pay a portion of the fee to its affiliates. CIBC WM acts as a non-exclusive placement agent for the Company and will bear costs associated with its activities as placement agent.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     3. MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all members (but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with members' respective investment percentages for the fiscal period. Generally at the end of each fiscal year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Adviser's capital account) and credited to the Special Advisory Account. For the six months ended September 30, 2000, the incentive allocation earned was $1,364.

         Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Currently, Howard Singer is the only "interested person" of the Company. Managers who are not an "interested person" are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. (also an affiliate of PNC Bank, N.A.) serves as accounting and investor servicing agent to the Company and in that capacity provides certain accounting, record keeping, tax and investor related services. The Company pays a monthly fee to the accounting and investor servicing agent based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the accounting and investor servicing agent's expenses.

     4.  SECURITIES TRANSACTIONS

         Aggregate purchases and sales of investment funds for the period ended September 30, 2000, amounted to $12,750,000 and $1,931,623, respectively. At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2000, accumulated net unrealized appreciation on investments was $7,626,389, consisting of $8,354,240 gross unrealized appreciation and $727,850, gross unrealized depreciation.

     5.  INVESTMENTS IN INVESTMENT FUNDS

         As of September 30, 2000, the Company had investments in investment funds, none of which were related parties.

         The following table lists the Company's investments in investment funds as of September 30, 2000. The agreements related to investments in investment funds provide for compensation to the members in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 15% to 25% of net profits earned.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     5.  INVESTMENTS IN INVESTMENT FUNDS (CONTINUED)

                                                                                                          % OF COMPANY'S
         INVESTMENT FUND:                                                    COST         FAIR VALUE             CAPITAL
         Adelphi Europe Partners, L.P.                                $ 1,750,000        $ 2,355,774               4.08%
         Aries Domestic Fund II, L.P.                                   1,200,000          2,328,039               4.04%
         Avery Partners, L.P.                                           1,250,000          1,453,105               2.52%
         Basswood Financial Partners, L.P.                              1,700,000          2,140,715               3.71%
         Bay Harbour, 90-1, Ltd.                                        1,500,000          1,535,439               2.66%
         Bedford Falls Investors, L.P.                                  1,400,000          1,855,900               3.22%
         Clinton Amsterdam Fund, L.P.                                     658,175            740,679               1.28%
         Conseiller Fund, L.P.                                          1,000,000          1,099,067               1.91%
         EOS Partners, L.P.                                             1,375,000          1,600,473               2.78%
         Everest Capital Fund, L.P.                                     1,450,000          1,784,607               3.10%
         Highbridge Capital Corp.                                       3,200,000          3,773,123               6.54%
         Icarus Partners, L.P.                                          2,350,000          2,311,867               4.01%
         IIU Convertible Fund, Plc.                                       675,000            994,543               1.72%
         Ivory Capital II, L.P.                                         2,250,000          2,422,431               4.20%
         Kodiak Capital, L.P.                                           2,200,000          2,061,583               3.58%
         Lipper Convertibles Series II, L.P.                            1,000,000          1,142,934               1.98%
         Maverick Fund USA, Ltd.                                        2,000,000          2,588,317               4.49%
         Millgate Partners, L.P.                                        1,950,000          1,919,922               3.33%
         MSC Partners, L.P.                                             1,900,000          2,126,822               3.69%
         Palladin Enhanced Return Partners, L.P.                        1,250,000          1,399,166               2.43%
         Pequod Investments, L.P.                                       1,500,000          1,684,901               2.92%
         Polar Bear Fund                                                1,600,000          1,315,958               2.28%
         Prism Partners I, L.P.                                         2,750,000          3,012,923               5.23%
         Rocker Partners, L.P.                                          2,500,000          2,262,820               3.92%
         Stonehill Institutional Partners, L.P.                         1,750,000          1,918,853               3.33%
         Wellington Partners, L.P.                                      2,500,000          3,295,658               5.72%
         Willis Coroon Catastrophe Investment Fund, L.P.                1,100,000          1,163,628               2.02%
         WPG Farber Present Fund, L.P.                                  1,250,000          2,345,317               4.07%
                                                                      -----------        -----------              -----
         TOTAL                                                        $47,008,175        $54,634,564              94.76%
                                                                      ===========

         Other Assets, less Liabilities                                                    3,023,558               5.24%
                                                                                         -----------              -----
         Members' Capital - Net Assets                                                   $57,658,122             100.00%
                                                                                         ===========             ======



     6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

         In the normal course of business, the investment funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

     6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)

         These include, but are not limited to, short selling activities, writing option contracts, derivative contracts and equity swaps. The Company's risk of loss in these investment funds is limited to the value of these investments reported by the Company. The investment funds provide for periodic redemptions with lock up provisions for some investments. These lock up provisions range from six months to two years from the initial investment.

         At September 30, 2000 cash equivalents consist of approximately $3,040,203 held by one U.S. financial institution.


     7.  FINANCIAL HIGHLIGHTS

         The following represents the ratios to average net assets and other supplemental information for the period indicated:


                                                                                           PERIOD FROM
                                                                                         OCTOBER 1, 1999
                                                                     SIX MONTHS ENDED      (COMMENCEMENT
                                                                    SEPTEMBER 30, 2000   OF OPERATION) TO
                                                                       (UNAUDITED)        MARCH 31, 2000
                                                                    ------------------   ----------------
         Ratio of net investment loss to average net assets*             (1.43%)              (3.47%)
         Ratio of expenses to average net assets*                         1.75%                3.67%
         Total return**                                                   5.16%               11.53%

         *        Annualized.
         ** Total return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted, before incentive allocation to the Special Advisory Member, if any. Total returns for a period of less than a full year are not annualized.

     8.  SUBSEQUENT EVENTS

         On October 1, 2000 the Partnership received initial and additional contributions from members of approximately $2,090,000.